UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549


                                   FORM  8-K/A

                                 CURRENT  REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2000



                         PINNACLE BUSINESS MANAGEMENT, INC.
         (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                                     NEVADA

               (STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)

          0-27171                                        91-1871963
  (COMMISSION  FILE  NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


            2963 Gulf to Bay Boulevard, Suite 265, Clearwater, FL  33759
             (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)   (ZIP  CODE)

                                 (813)  669-7781

            REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:

                            MAS  ACQUISITION  XIX  CORP.
                              1710  E.  DIVISION  ST.
                             EVANSVILLE,  IN  47711
                                 (812)  479-7226

                (FORMER  NAME,  ADDRESS  AND  TELEPHONE  NUMBER)

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated March 6, 2000 to read in its entirety as follows:


ITEM  7.  FINANCIAL  STATEMENTS








                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997


                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES

                          INDEX TO FINANCIAL STATEMENTS



                                                                  PAGE
                                                                  ----

CONSOLIDATED FINANCIAL STATEMENTS:

  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS . . . . . .     1

  BALANCE SHEETS AS OF DECEMBER 31, 1998 AND 1997. . . . . . . .   2-3

  STATEMENTS OF OPERATIONS FOR THE YEARS ENDED
  DECEMBER 31, 1998 AND 1997 . . . . . . . . . . . . . . . . . .     4

  STATEMENTS OF STOCKHOLDERS' DEFICIT FOR THE
  YEARS ENDED DECEMBER 31, 1998 AND 1997 . . . . . . . . . . . .     5

  STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED . . . . . . . . .     6
  DECEMBER 31, 1998 AND 1997

  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS . . . . . . . . . .  7-15

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------


Pinnacle  Business  Management,  Inc.
Clearwater,  Florida

We have audited the accompanying consolidated balance sheets of Pinnacle Business Management, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for December 31, 1998 and 1997 have been prepared assuming that the company will continue as a going concern. As discussed in Notes 8 and 10 to the financial statements, the company has suffered recurring losses from operations, has a net capital deficiency, and certain litigation pending that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8 and 10. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pinnacle Business Management, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.


/S/ BAGELL, JOSEPHS, LEVINE, FIRESTONE & CO., L.L.C.
----------------------------------------------------
BAGELL, JOSEPHS, LEVINE, FIRESTONE & CO., L.L.C
Certified  Public  Accountants

February  28,  2000

      PINNACLE BUSINESS MANAGEMENT, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS

                         ASSETS
                         ------

                                         DECEMBER 31,
                                   ----------------------
                                      1998        1997
                                   ----------  ----------
CURRENT ASSETS
--------------
   Cash and cash equivalents       $    2,984  $    5,521
   Customer loans receivable, net     743,877     870,965
                                   ----------  ----------

  TOTAL CURRENT ASSETS                746,861     876,486
---------------------------------  ----------  ----------
PROPERTY AND EQUIPMENT                144,839      89,417
   Less accumulated depreciation      (43,078)    (18,515)
---------------------------------  ----------  ----------
                                      101,761      70,902

OTHER ASSETS
------------
Unamortized goodwill                  244,944     251,390
   Deferred tax asset                 505,560     220,734
   Security deposits                    6,996       6,996
   Receivables - other - net            - 0 -       - 0 -

                                      -------     -------
                                      757,500     479,120
                                      -------     -------

TOTAL ASSETS                       $1,606,122  $1,426,508
---------------------------------  ==========  ==========

See Accompanying Notes to Consolidated Financial Statements

        PINNACLE BUSINESS MANAGEMENT, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS


              LIABILITIES AND STOCKHOLDERS' DEFICIT
              -------------------------------------

                                                  DECEMBER 31,
                                             ------------------------
                                                1998         1997
                                             -----------  -----------

CURRENT LIABILITIES
-------------------
   Accounts payable and accrued expenses     $   79,783   $   75,742
   Current portion of long-term debt            600,000      550,000
                                             -----------  -----------

  TOTAL CURRENT LIABILITIES                     679,783      625,742
-------------------------------------------  -----------  -----------


NOTES PAYABLE - OFFICERS'                         9,900      100,000
LONG-TERM DEBT, LESS CURRENT PORTION          1,344,276      998,755
                                             -----------  -----------

  TOTAL LONG-TERM LIABILITIES                 1,354,176    1,098,775
-------------------------------------------  -----------  -----------

TOTAL LIABILITIES                             2,033,959    1,724,497
-------------------------------------------  -----------  -----------

COMMITMENTS AND CONTINGENCIES
-------------------------------------------

STOCKHOLDERS' DEFICIT
-------------------------------------------
   Preferred stock                           $        -   $        -

   Common stock                                  16,494       13,418

   Additional paid-in capital                   541,965      121,992

   Deficit                                     (986,296)    (433,399)
                                             -----------  -----------

  TOTAL STOCKHOLDERS' DEFICIT                  (427,837)    (297,989)
-------------------------------------------  -----------  -----------


TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $1,606,122    1,426,508
-------------------------------------------  ===========  ===========

See Accompanying Notes to Consolidated Financial Statements

                 PINNACLE BUSINESS MANAGEMENT, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                  DECEMBER 31,
                                                           -------------------------
                                                              1998          1997
                                                           -----------  ------------
OPERATING REVENUE
---------------------------------------------------------
   Revenue                                                 $  633,478   $ 1,459,026
                                                           -----------  ------------

OPERATING EXPENSES
---------------------------------------------------------
   Salaries, employee leasing and related                     444,352       463,106
   Advertising                                                106,183        81,244
   Commissions                                                 35,568        46,282
   Office and general                                          56,746        43,632
   Professional fees                                           55,676        75,452
   Repairs and maintenance                                      5,562        12,892
   Rent                                                       110,923        83,792
   Repossession costs                                          53,310        33,563
   Telephone and utilities                                     81,260        71,313
   Travel                                                      59,749        62,401
   Other operating                                             91,982        89,695
                                                           -----------  ------------

  TOTAL OPERATING EXPENSES                                  1,101,311     1,063,372
---------------------------------------------------------  -----------  ------------

OPERATING INCOME (LOSS)                                      (467,833)      395,654
---------------------------------------------------------  -----------  ------------

OTHER EXPENSES
---------------------------------------------------------
   Interest expense                                          (278,050)     (552,839)
   Depreciation and Amorizitation expense                     (31,009)      (19,842)
   Bad debt                                                   (60,831)     (122,793)
                                                           -----------  ------------

  TOTAL OTHER EXPENSES                                       (369,890)     (695,474)
---------------------------------------------------------  -----------  ------------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM
  LIQUIDATION AND DISSOLUTION OF WHOLLY OWNED SUBSIDIARY     (837,723)     (299,820)
---------------------------------------------------------
AND PROVISION FOR INCOME TAX BENEFIT
---------------------------------------------------------

EXTRAORDINARY LOSS                                                  -        (1,933)
---------------------------------------------------------  -----------  ------------

NET INCOME (LOSS)
BEFORE FEDERAL INCOME TAX BENEFIT                            (837,723)     (301,753)
---------------------------------------------------------

PROVISION FOR INCOME TAX BENEFIT (EXPENSE)                    284,826       100,934
                                                           -----------  ------------

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES                (552,897)     (200,819)
                                                           -----------  ------------

NET INCOME (LOSS) PER COMMON SHARES                             (0.04)         0.02
---------------------------------------------------------  -----------  ------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING                                               14,976,794    12,340,182
---------------------------------------------------------  -----------  ------------

           See Accompanying Notes to Consolidated Financial Statements

                          PINNACLE BUSINESS MANAGEMENT, INC. AND SUBSIDIARIES
                            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                             FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                               ADDITIONAL
                                      COMMON STOCK               PAID-IN                     TOTAL
                                     $.001 PAR VALUE             CAPITAL                 STOCKHOLDER'S
                                     ---------------
                                         SHARES       AMOUNT     AMOUNT      DEFICIT        DEFICIT
                                     ---------------  -------  -----------  ----------  ---------------

Balance January 1, 1997-Fast Title
  Loans, Inc.                             11,104,000  $11,104  $     - 0 -  $(232,580)  $     (221,476)

Issuance of common stock for stock         1,973,027    1,973       24,960          -           26,933

Conversion of debt for common stock          341,000      341       97,032          -           97,373


            Net Loss                               -        -            -   (200,819)        (200,819)
                                     ---------------  -------  -----------  ----------  ---------------



Balance December 31, 1997                 13,418,027  $13,418  $   121,992  $(433,399)  $     (297,989)


Issuance of common stock                   3,076,175    3,076      419,973          -          423,049

             Net Loss                              -        -            -   (552,897)        (552,897)
                                     ---------------  -------  -----------  ----------  ---------------


Balance December 31, 1998                 16,494,202  $16,494  $   541,965  $(986,296)  $     (427,837)
                                     ===============  =======  ===========  ==========  ===============

           See Accompanying Notes to Consolidated Financial Statements

                       PINNACLE BUSINESS MANAGEMENT, INC. AND SUBSIDIARIES
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                           1998         1997
                                                                        ----------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income (Loss)                                                    $(552,897)  $  (200,819)
                                                                        ----------  ------------

   ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH
   PROVIDED BY (USED IN) OPERATING ACTIVITIES:
        Depreciation                                                       31,009        19,842
        Provision for doubtful accounts                                    60,831        81,919
        Deferred Income Tax Benefit                                      (284,826)     (100,934)

    CHANGES IN ASSETS AND LIABILITIES:
         (Increase) Decrease in customer loans receivable - net            49,257      (965,897)
         (Increase) Decrease in loans other                                     -       (25,000)
         (Increase) Decrease in deposits and other                              -       (13,973)
         Increase (Decrease) in accounts payable and accrued expenses       4,041        44,896
                                                                        ----------  ------------

  TOTAL ADJUSTMENTS                                                      (139,688)     (959,147)
----------------------------------------------------------------------  ----------  ------------

  NET CASH (USED IN) OPERATING ACTIVITIES                                (692,585)   (1,159,966)
----------------------------------------------------------------------  ----------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
----------------------------------------------------------------------
   Capital expenditures                                                   (58,422)      (53,316)
                                                                        ----------  ------------

  NET CASH (USED IN) INVESTING ACTIVITIES                                 (58,422)      (53,316)
----------------------------------------------------------------------  ----------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------
   Proceeds from issuance of long-term debt                               583,952     1,243,150
   Proceeds from issuance of common stock and paid in capital             423,049        25,000
   Principle payments on long-term debt                                  (168,431)      (50,000)
   Reduction of loans payable officers                                    (90,100)            -
                                                                        ----------  ------------

  NET CASH PROVIDED BY  FINANCING ACTIVITIES                              748,470     1,218,150
----------------------------------------------------------------------  ----------  ------------

NET INCREASE (DECREASE) IN CASH AND CASH

    EQUIVALENTS                                                            (2,537)        4,868
----------------------------------------------------------------------

CASH AND CASH EQUIVALENTS-BEGINNING OF PERIOD                               5,521           653
----------------------------------------------------------------------  ----------  ------------

CASH AND CASH EQUIVALENTS-END OF PERIOD                                 $   2,984   $     5,521
----------------------------------------------------------------------  ==========  ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

    CASH PAID DURING THE YEAR FOR:
            Interest Expense                                              270,250       470,862

NON-CASH ACTIVITY
     Conversion of debt to equity                                               -       179,173

           See Accompanying Notes to Consolidated Financial Statements

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION
        --------------------------------------

     Pinnacle Business Management, Inc. is an integrated consumer finance and E-commerce technology developer. The company operates title loan and paycheck advance locations. Fast Title Loans, Inc. (FTL)is a wholly owned subsidiary of Pinnacle Business Management, Inc. Fast Title Loans, Inc. is a consumer loan company that operates title loan offices in central Florida. The title loan is an immediate short term cash loan, using the free and clear title of a person's car or truck as collateral. The loan allows the customer to retain possession and use of their motor vehicle. Fast Paycheck Advance, Inc. is a wholly owned subsidiary of Pinnacle Business Management, Inc. that provides short-term paycheck advances to consumers. The accompanying financial statements reflect the consolidated operations of the above.

     On May 9, 1997, Pinnacle Business Management, Inc. (The "Company") was incorporated as a wholly owned subsidiary of 300365 BC, Ltd., D/B/A Peaker Resource Company, a company which was incorporated in British Columbia, Canada on November 13, 1985. 300365 BC, Ltd. had been inactive for years due to the lack of working capital. On May 15, 1997, the stockholders of 300365 BC, Ltd. exchanged all of the company's outstanding stock of 300365 BC, Ltd. for the stock of Pinnacle Business Management, Inc. This exchange was made on a share for share basis. There were no tangible assets of 300365 BC, Ltd. The excess of par value of the common stock issued over the assets acquired upon the acquisition of the parent was $1,933. After the exchange of stock, the parent became the wholly owned subsidiary and it was liquidated and the $1,933 was written off as an extraordinary loss upon the dissolution of 300365 BC, Ltd.

     On October 27, 1997, JTBH Corporation, a wholly owned subsidiary of the "Company", with no assets, merged with Fast Title Loans, Inc. (FTL) a Florida corporation. On that date Fast Title Loans, Inc. became the wholly owned subsidiary of Pinnacle Business Management, Inc. The shares of (FTL) were converted into common stock $.001 per share, of Pinnacle Business Management, Inc.

     The merger of (FTL) the private company into the public shell company Pinnacle Business Management, Inc. on October 27, 1997 gave rise to the private company having effective operating control of the combined company after the transaction. This was a reverse merger and the costs associatedwith were treated as a recapitilization. In 1998, the company incorporated Fast Paycheck Advance, Inc. as a wholly owned subsidiary. Also in 1998, the Company incorporated Summit Property, Inc. This subsidiary has remained inactive, however.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997


NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        ------------------------------------------

     PRINCIPLES OF CONSOLIDATION:
     ----------------------------

     The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

     USE  OF  ESTIMATES:
     -------------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PROPERTY  AND  EQUIPMENT:
     -------------------------

     Property and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over the following estimated useful lives:

                                               YEARS
                                               -----
     Improvements                              10-40
     Furniture  and  Equipment                 5-7

     Leasehold Improvements are amortized over their estimated useful lives or the lives of the related leases, whichever is shorter.

     REVENUE  RECOGNITION:
     ---------------------

     Substantially most of the revenues are derived from interest charged on consumer financing, title loans and advance paychecks.

     INCOME  TAXES:
     --------------

     The income tax benefit is computed on the pretax loss based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 2  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)
        -----------------------------------------------------------

     NATURE  OF  BUSINESS  AND  CREDIT  RISK:
     ----------------------------------------

     The company operates in mainly one business segment and primarily earns interest income on consumer title loans and advanced paychecks. Financial instruments which potentially subject the company to concentrations of credit risk are primarily customer loans receivable.

     FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS:
     ----------------------------------------

     The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, customer loan receivables, accounts payable and accrued expenses and other liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for long-term debt approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

     EARNINGS  (LOSS)  PER  SHARE  OF  COMMON  STOCK:
     ------------------------------------------------

     Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding.

     STATEMENTS  OF  CASH  FLOWS:
     ----------------------------

     For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

     ADVERTISING  AND  PROMOTIONAL  COSTS
     ------------------------------------

     Costs of advertising and promotional costs are expensed as incurred. Advertising costs were $106,183 and $81,244 in 1998 and 1997. respectively.

     GOODWILL
     --------

     Goodwill is amortized over 40 years. Amortization charged to expense was $6,446 and $6,446 in 1998 and 1997 respectively.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 3- CUSTOMER LOANS RECEIVABLE - NET
        -------------------------------

        Customer  loans  receivable,  net  consists  of  the  following:

                                                                 December  31,
                                                               -----------------
                                                             1998          1997
                                                           -------        ------
Customer loans receivable                                 $804,708    $1,001,656
Less: Allowance for doubtful accounts                     (60,831)    ( 130,691)
                                                          --------   -----------

Customer loans receivable - Net                           $743,877    $  870,965
                                                          ========   ===========

     Customer  loans  receivable  include  accrued  interest  amounts.

NOTE 4- RECEIVABLE - OTHER
        ------------------

     Note receivable dated December 29, 1997 to a company for $25,000 together with interest thereon at the rate of 18% per annum. The principal balance and accrued interest is due and payable on the earlier of a private placement being completed in whole or part including but not limited to any escrow disbursements of any funds to the maker, or March 27, 2000. There were no payments received in 1997 or 1998. The company has made an allowance for doubtful receivable for the entire loan.


NOTE 5- PROPERTY  AND  EQUIPMENT,  NET
        ------------------------------

        Property  and  equipment,  net  consists  of  the  following:

                                            1998        1997
                                          --------   ---------
Furniture and Equipment                 $  109,922   $ 59,256
Improvements                                34,917     30,161
                                         ----------  ---------
                                           144,839     89,417
Less: Accumulated depreciation             (43,078)   (18,515)
                                         ----------  ---------

Property and Equipment, Net             $  101,761   $ 70,902
                                         ==========  =========

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 6- LONG-TERM  DEBT
        ---------------

        Long-term  debt  consists  of  the  following:

                                                                1998              1997
                                                             ----------        -----------
Note payable lending institution with monthly
interest payable at 14% per annum expiring
February 28, 2000 (see Note 8).                              $  538,276        $  355,755

Note payable investor with monthly interest
payable at 4.5% per month.  This note
expires May 14, 1999.                                           100,000           100,000

Note payable investor with monthly interest
payable at rates varying between 16-36% per
annum, expiring March 1, 2000.                                  606,000           643,000

Renegotiated note payable investors with
monthly interest payable at rates varying
between 1.5%-6% per month.  This loan
expires in December, 2000.                                      450,000           450,000
          Note payable investor with monthly interest
payable at 4%, expiring May 17, 1999.                           150,000             - 0 -

Notes payable investor with interest payable
at 18% per annum, expiring February and
March, 1999.                                                    100,000             - 0 -
                                                              -----------      -----------
                                                              1,944,276         1,548,755

Less: Current Portion                                         (600,000)          (550,000)
                                                              -----------      -----------

Net Long-Term Debt                                           $1,344,276        $  998,755
                                                             ============      ===========

The non-current portion of long-term debt matures as follows:

                                       1999         600,000
                                       2000       1,344,276
                                                 -----------
                                             - $  1,944,276
                                              ==============

     The company has negotiated with certain investors to convert long-term debt to common stock at various negotiated prices predicated on market value. Long-term debt is substantially collateralized with motor vehicle titles and the personal guarantees of the officers and the assets of the company.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 7- STOCKHOLDERS' DEFICIT
        ---------------------

          The authorized capital stock of the company in 1997 consists of 15,000,000 shares of common stock with par value of $.001. As of December 31, 1997, there were 13,418,027 shares outstanding.

          The authorized preferred stock of the company in 1998 and 1997 consists of 10,000,000 shares with a par value of $.001 with rights and privileges to be set by the board of directors. As of December 31, 1998 and 1997, there were no shares issued or outstanding.

          In 1998, the corporation authorized an additional 5,000,000 shares of common stock for a total of 20,000,000 shares authorized with a par value of $.001. As of December 31, 1998, there were 16,494,202 shares outstanding.



NOTE 8- COMMITMENTS AND CONTINGENCIES
        -----------------------------

     (A)  LEASES:
          -------

     The company operates its facilities under certain operating leases. Future minimum lease commitments under non-cancelable operating leases are as follows:

                              1999         $37,373
                              2000          36,624
                                           -------
                                            73,997
                                           =======

     Rent and related expenses under operating leases amounted to $110,923 and $83,792 for the years ended December 31, 1998 and 1997 respectively. The company is operating various locations on a month to month basis.

     (B)  LITIGATION:
          -----------

     The company is a defendant involving a claim made in bankruptcy by First American Reliance, Inc. (FAR) against the company for $800,000, including 9% interest, for amounts loaned and advanced by FAR to the company

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 8- COMMITMENTS AND CONTINGENCIES (CONTINUED)
        -----------------------------------------

     which were not repaid. The company has asserted a defense and set off alleging that monies due to Pinnacle from stock subscriptions in 1998 delivered to FAR were not turned over to the company. It is further alleged that the claims of the company exceed the sum that FAR claims it is owed by the company. The company has not accrued any interest on this note for 1998 because of the offsets of monies due the company alleged in the litigation. The lawyers have stated that documentation to fully evaluate the claims is not presently available. However, the company is contesting the case vigorously. The company has accrued a liability for $538,276 in 1998 and $355,755 in 1997, respectively.

     Secondly, Tyler Jay & Company, L.L.C. commenced an action against the company asserting a claim for fees and commissions arising from loans made by FAR described in the previous paragraph. This also includes sums lost by Tyler Jay allegedly because Tyler Jay was not permitted to complete the private placement noted above. The sums demanded exceed $500,000 in the aggregate. Management is vigorously contesting the claim. The company has asserted claims and defenses that are still in the process of being evaluated by the attorneys. It is not possible to determine whether there will be a loss; or, if there is a loss, the extent of the loss.

     The company is anticipating filing form 10-sb to become fully reporting by march 8, 2000 pursuant to NASD rule 6530. The filing may not be accepted as effective by the United States Securities and Exchange Commission (SEC) by March 8, 2000. If the filing of Form 10-SB is not filed and accepted by the SEC by that date the Company would be removed from the OTC exchange. Should this occur, the Company would be required to file a Form 15c2-11 or exception thereto and be once again listed as soon as the SEC accepted the filing. The Company and their legal representatives have indicated that they have a contingency plan in place should they foresee or encounter any problems. This contingency plan would entail merging or acquiring another publicly reporting entity in a timely matter to keep enlisted.

NOTE 9- RELATED PARTY TRANSACTIONS
        --------------------------

          The officers of the company loaned $100,000 to the business to pay for certain costs in acquiring the public company. The loan is non-interest bearing and has no specific payment terms. In 1998, $90,100 was repaid.

     The company has issued common stock shares to two related family partnerships of the President and CEO of the company respectively. At December 31, 1998 those outstanding shares approximated 9,005,000.

NOTE 10- GOING CONCERN
         -------------

          As shown in the accompanying financial statements, the company incurred substantial net losses for the years ended December 31, 1998 and 1997. Additionally, the company has a $100,000 note payable with an investor that expired May 14, 1999.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 10- GOING CONCERN (CONTINUED)
         -------------------------

     The investor has not called this loan and it is shown as a current liability. Moreover, the company has debt that will be coming due between March 1, 2000 and December 31, 2000 without adequate capital available to repay the debt. The company is negotiating with the investors to either extend these obligations or convert the debt to equity. However, if these loans are called, the company's financial condition will be further negatively impacted. Finally, the company is defending various lawsuit claims that, if the outcome is unfavorable, would negatively impact the company. These factors raise substantial doubt about the company's ability to continue as a going concern.

     Management is working with the certain investors to rework the debt that is coming due. Additionally, management is vigorously contesting the lawsuits that have been filed against the company. The company feels that they have certain offsets against the claims in litigation and does not expect to pay more than what is reflected on the balance sheet at this time (see note 8). However, there can be no assurance that the company will be successful in its efforts to not have the payment of debt accelerated. If the company is unsuccessful in its efforts, it may be necessary to undertake such other actions as may be necessary to preserve asset value. The financial statements do not include any adjustments, other than the current classification of long-term debt in default, that might result from the outcome of those uncertainties.


NOTE 11- INCOME TAX BENEFIT
         ------------------

         The  benefit  for  income  taxes  is  as  follows:

                                           1998      1997
                                         --------  --------
Deferred income tax benefit
     (Federal only)                      $284,826  $100,934
                                         ========  ========

     At December 31, 1998 and 1997, the company had net operating loss carry forwards for U. S. Federal tax purposes available to offset future taxable income of approximately $986,296 and $433,399 which expire through 2013. The company has concluded that, based on expected future results and future reversals of existing temporary differences, it is more likely than not that the deferred tax assets will be realized. (See note 12)

                       PINNACLE BUSINESS MANAGEMENT, INC.
                                AND SUBSIDIARIES
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998 AND 1997

NOTE 11- INCOME  TAX  BENEFIT  (CONTINUED)
         ---------------------------------

         The net deferred tax assets in the accompanying balance sheets include the following components:

                                          1998        1997
                                        --------    --------
         Deferred tax assets            $505,560    $220,734
      Deferred tax valuation allowance       -0-         -0-
                                        --------    --------

      Net deferred tax assets           $505,560    $220,734
                                        ========    ========

NOTE 12- SUBSEQUENT  EVENTS
         ------------------

         A note for an investor of $100,000 expired in 1999 and is reclassified
as a   ________ current obligation.

     Due to current local legislative climate regarding the title loan industry, the company aggressively pursued alternative operations. After considerable research and development, the company implemented payday advances and a debit card program in 1999. The result of this is a three year contract with Mailboxes ETC to facilitate payday advances on a national level. This contract was executed on September 24, 1999. The contract provides for rapid expansion without the considerable cost of store locations.

     Additionally, in August 1999 the company secured a national contract with Comdata through their banking affiliates. This contract allows the distribution of debit cards at the point of sale location. Subsequently, the company is in negotiation with its competitors to allow them to use the debit card system. This transforms the competitors into vendors and allows revenue on a broader basis. Management anticipates putting forth its efforts to expand the payday advance basis through physical locations and the Internet on a national basis to increase company value.

     February 28, 2000, the Company, Jeff Turino and Bruce Hall entered into an Agreement and Release concerning claims arising from operation of those officers' employment agreements with the Company between 1997 and 2000. Turino and Hall released the Company from certain performance obligations, including the waiver of back compensation and bonus amounts. In exchange, each received 27,500,000 shares of restricted common stock of the Company. Turino and Hall agreed to perform the remainder of the employment agreement in accordance with its terms. The Company released any claims arising from the officers' performance of the agreements prior to January 1, 2000.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE  BUSINESS  MANAGEMENT  INC.


  /S/ Jeffrey G. Turino
-------------------------------------------------------
Jeffrey G. Turino, Chief Executive Officer and Director



  /S/ Michael B. Hall
-------------------------------------------------------
Michael B. Hall, President and Director


Date:  March 16,  2000